First Quarter 2021 Financial Results May 4, 2021

2 © 2021 Infinera. All rights reserved. Safe Harbor Forward-Looking Statements This presentation contains forward-looking statements, including those related to Infinera’s expectations regarding its business model, market opportunities, competition and customers, including as it continues to manage industry-wide supply chain challenges and ongoing pandemic impact; and its financial outlook for the second quarter of 2021. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, statements made about future market, financial and operating performance; statements regarding future products or technology, as well as the timing to market of any such products or technology; any statements about historical results that may suggest trends for Infinera’s business; and any statements of assumptions underlying any of the items mentioned. These statements are based on estimates and information available to Infinera at the time of this presentation and are not guarantees of future performance; actual results could differ materially from those stated or implied due to risks and uncertainties. The risks and uncertainties that could cause Infinera’s results to differ materially from those expressed or implied by such forward-looking statements include the effect of the COVID-19 pandemic on Infinera’s business, results of operations, financial condition, stock price and personnel; the effect of global and regional economic conditions on Infinera’s business, including effects on purchasing decisions by customers; Infinera’s future capital needs and its ability to generate the cash flow or otherwise secure the capital necessary to make anticipated capital expenditures; Infinera's ability to service its debt obligations and pursue its strategic plan; delays in the development and introduction of new products or updates to existing products; market acceptance of Infinera’s end-to-end portfolio; Infinera's reliance on single and limited source suppliers; fluctuations in demand, sales cycles and prices for products and services, including discounts given in response to competitive pricing pressures, as well as the timing of purchases by Infinera's key customers; the effect that changes in product pricing or mix, and/or increases in component costs, could have on Infinera’s gross margin; Infinera’s ability to respond to rapid technological changes; aggressive business tactics by Infinera’s competitors; the effects of customer consolidation; the impacts of foreign currency fluctuations; Infinera’s ability to protect its intellectual property; claims by others that Infinera infringes their intellectual property; Infinera’s ability to successfully integrate its enterprise resource planning system and other management systems; impacts of the recent change in presidential administration in the United States; war, terrorism, public health issues, natural disasters and other circumstances that could disrupt the supply, delivery or demand of Infinera's products; and other risks and uncertainties detailed in Infinera’s SEC filings from time to time. More information on potential factors that may impact Infinera’s business are set forth in its Annual Report on Form 10-K for the year ended on December 26, 2020 as filed with the SEC on March 3, 2021, as well as subsequent reports filed with or furnished to the SEC from time to time. These reports are available on Infinera’s website at www.infinera.com and the SEC’s website at www.sec.gov. Infinera assumes no obligation to, and does not currently intend to, update any such forward-looking statements set forth in this presentation. This presentation includes certain non-GAAP financial measures such as non-GAAP revenue, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating margin and non- GAAP diluted EPS. We present non-GAAP financial measures in addition to, and not as a substitute for, financial measures calculated in accordance with generally accepted accounting principles (“GAAP”). Non-GAAP measures should not be considered in isolation or as alternatives to GAAP measures. In addition, the non-GAAP measures we use, as presented, may not be comparable to similar measures used by other companies. See the slide in this presentation for reconciliations to the most comparable GAAP financial measures.

Q1'21 Key Highlights




$



GROWTH & PROFITABILITY*

REVENUE
$332M
20 bps YoY

GM
37.6%
930 bps YoY

OM
0.4%
980 bps YoY

ADVANCING KEY SOLUTIONS

OPEN OPTICAL
STRONG YoY GROWTH IN COMPACT MODULAR, 600G, LINE SYSTEMS

METRO
DOUBLE-DIGIT YoY GROWTH IN XTM

ICE6 (800G)
NEW POs, DESIGN WINS
STRONG PIPELINE
RAMPING PRODUCTION

OPERATIONAL EFFICIENCY

CASH & Restricted Cash
$250M

CASH FLOW FROM OPERATIONS
$19M

IMPROVED COST STRUCTURE

NAVIGATING INDUSTRY-WIDE SHORTAGES & EXTENDED LEAD TIMES

**Revenue, Gross Margin and Operating Margin are non-GAAP measures. See reconciliation of GAAP to non-GAAP on the last page of this slide deck*

Infinera

© 2021 Infinera. All rights reserved.

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4 © 2021 Infinera. All rights reserved. Non-GAAP Q1’21 Comparison to Prior Periods * Non-GAAP diluted EPS shown excluding the impact of foreign exchange (FX). Including the impact of FX, adjusted non-GAAP EPS would be ($0.27), $0.13 and ($0.08), respectively, for Q1’20, Q4’20 and Q1'21 See reconciliation of GAAP to non-GAAP on the last page of this slide deck NON-GAAP (in $ Millions except EPS) REVENUE Growth % GROSS MARGIN % OPEX OPERATING MARGIN % DILUTED EPS* $331.9 37.6% $123.6 0.4% ($0.03) Q1’21 $331.4 28.3% $124.9 -9.4% ($0.20) Q1’20 $354.4 37.6% $110.0 6.6% $0.08 Q4’20 $0.5 0.2% 930 bps ($1.3) 980 bps $0.17 Q1’21 vs. Q1’20 ($22.5) -6.4% 0 bps $13.6 (620) bps ($0.11) Q1’21 vs. Q4’20 Growth % -1.0%12.4% REVENUE & BOOKINGS Double-digit YoY bookings growth, recovery at US Tier 1s GROSS MARGIN cost reductions, higher vertical integration OPERATING EXPENSES Higher R&D spend in differentiated technologies & employee expenses CASH FLOW FROM OPERATIONS Improved profitability, working capital efficiencies KEY DRIVERS

5 © 2021 Infinera. All rights reserved. Revenue by Region & by Vertical GAAP revenue in $ millions; may not add to 100% due to rounding

Market Dynamics

BANDWIDTH GROWTH



GLOBAL INTERNET TRAFFIC
Exabytes per month
400
350
300
250
200
150
100
50
0
30% CAGR
2017
2018
2019
2020
2021
2022
Source: Cisco VNI

FUELS DEMAND FOR OPTICAL SOLUTIONS

VALUE OF VERTICAL INTEGRATION



$ / Bit
W / Bit
Bit / Hz

IMPROVED DIFFERENTIATION

NEW MARKET OPPORTUNITIES

MOVE TO OPEN



OPTICAL NETWORKING MARKET
TRADITIONAL SOLUTIONS
OPEN OPTICAL SOLUTIONS
2020
2021
2022
2023
2024
2025
Source: Omdia, Cignal AI, Infinera

INSERTION OPPORTUNITIES

PLAYS TO OUR STRENGTHS

COMPETITIVE DISRUPTION



GEOPOLITICAL EVENTS CREATING OPPORTUNITIES

Infinera
© 2021 Infinera. All rights reserved.
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7 © 2021 Infinera. All rights reserved. Q2’21 Non-GAAP Outlook PRIORITIES INVESTING IN DIFFERENTIATED TECHNOLOGIES CONTINUING TO DRIVE OPERATIONAL EFFICIENCIES ENHANCING SHAREHOLDER VALUE THROUGH PROFITABILITY POSITIONING TO EXPAND MARKET SHARE YoY comparisons reference the midpoint of Q2’21 outlook compared to Q2’20 actuals See reconciliation of GAAP to non-GAAP on the last page of this slide deck REVENUE $345 Million +/- $10M +4% YoY OPERATING MARGIN % (-1%) +/- 200 bps +80bps GROSS MARGIN % 36% +/- 100 bps +220bps OPEX $127 Million +/- $2M +7% YoY YoY YoY

8 © 2021 Infinera. All rights reserved. NOTES: 1. Totals may not add up due to rounding. 2. Q2’21 Outlook represents the midpoint of the expected ranges. 3. The foreign exchange (gains) losses adjustment commenced in Q1’21. In this table, Q1’20, Q2’20 and Q4’20 have also been adjusted for comparability. 4. Non-GAAP metrics are reconciled to the most directly comparable GAAP financial metric. 5. We define free cash flow as net cash provided by operating activities in the period minus the purchase of property and equipment, net made in the period. 6. For a complete reconciliation of other period results, see prior quarterly earnings releases. GAAP to Non-GAAP and Free Cash Flow Reconciliation

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